UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2008

Cytec Industries Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12372	22-3268660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Five Garret Mountain Plaza West Paterson, NJ	07424
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 357-3100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On July 17, 2008, we issued a press release announcing our financial results for our second quarter ended June 30, 2008.  A copy of our press release is furnished as Exhibit 99.1 hereto.

Item 9.01     Financial Statements and Exhibits

The following exhibit has been filed with this report.

99.1      Press release, dated July 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytec Industries Inc.
(Registrant)

Date:	July 17, 2008	/s/ David M. Drillock
David M. Drillock
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated
July 17, 2008